UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2004

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California	94549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 31, 2004, Central Garden & Pet Company issued a press release announcing its acquisition of Energy Savers Unlimited. The Company used $30 million of borrowings under its credit agreement to finance the acquisition. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1	Press release dated August 31, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ STUART W. BOOTH
Stuart W. Booth
Vice President and Chief Financial Officer

Dated: September 3, 2004

3